SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 21, 2002


                         WARP TECHNOLOGY HOLDINGS, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


         Nevada                        000-33197                 88-0467845
 ------------------------        ---------------------        ----------------
 (State of Incorporation)        (Commission File No.)        (I.R.S. Employer
                                                               Identification
                                                                   Number)


             535 West 34 Street, 5th Floor, New York, New York 10001
             -------------------------------------------------------
                    (Address of Principal Executive Offices)


                                 (212) 962-9277
              ----------------------------------------------------
              (Registrant's Telephone Number, including area code)


                              ABBOTT MINES LIMITED
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 4.   Changes in Registrant's Certifying Accountant.

         (a) Previous independent accountants

                  (i) On August 29, 2002, the Registrant dismissed Williams & Webster, P.S. as its prior independent accountants.

                  (ii) Other than a going concern qualification, the reports of Williams & Webster, P.S. on the financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

                  (iii) The Board of Directors of the Registrant participated in and approved the decision to change independent accountants.

                  (iv) In connection with its audits for the last two fiscal years and through August 29, 2002, there have been no disagreements with Williams & Webster, P.S. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Williams & Webster, P.S. would have caused them to make a reference thereto in their report on the financial statements for such periods.

                  (v) During the last two fiscal years and through August 29, 2002, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

                  (vi) The Registrant has requested that Williams & Webster, P.S. furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statement. A copy of the letter from Williams & Webster, P.S. is attached hereto as Exhibit 16.1 to this Form 8-K

         (b) New independent accountants.

                  (i) The Registrant engaged Ernst & Young LLP as the new independent accountants for the Registrant as of August 28, 2002. During the last fiscal year and through August, 28, 2002, the Registrant had not consulted Ernst & Young LLP regarding the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the financial statements of the Registrant, and neither a written report was provided to the Registrant nor oral advice was provided that Ernst & Young LLP concluded was an important factor considered by the Registrant in reaching a decision as to an accounting, auditing, or financial reporting issue. Ernst & Young LLP had been the independent accountants for

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

         WARP Solutions, Inc., the Registrant's subsidiary, prior to its acquisition by the Registrant.

                  (ii) During the last fiscal year and through August 28, 2002, the Registrant has not consulted Ernst & Young LLP regarding any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to
         Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Item 5.  Other Events.

         On August 15, 2002, the Board of Directors of Abbott Mines Limited (the "Registrant") authorized and approved the upstream merger of WARP Technology Holdings, Inc., the Registrant's wholly owned subsidiary, with and into the Registrant pursuant to Chapter 92A of the Nevada Revised Statutes of the State of Nevada (the "Merger"). The Merger became effective on August 21, 2002, when the Registrant filed Articles of Merger with the Nevada Secretary of State. A copy of the Registrant's Articles of Merger is attached hereto as Exhibit 3.5.

         As a result of the Merger, the Registrant is the surviving corporation. Accordingly, the Articles of Incorporation and By-Laws of the Registrant remain in full force and effect, except for the name change discussed below, and there is no change in the officers or directors of the Registrant. The rights and preferences of the holders of the Registrant's common stock are not changed or affected by the Merger. The issued and outstanding shares of the Registrant's common stock were not converted in any manner, and each share of the Registrant's common stock which was issued and outstanding as of the effective date of the Merger continues to represent one share of common stock of the Registrant.

         In connection with the Merger, and as authorized by Section 92A.180 of the Nevada Revised Statutes of the State of Nevada, the Registrant changed its name from Abbott Mines Limited to WARP Technology Holdings, Inc. The purpose of the name change was to better reflect the operating business of the Registrant. The Registrant's stockholders may, but are not required to, exchange their stock certificates for new certificates which reflect the Registrant's new name. As a result of the name change, beginning on August 30, 2002, the Registrant's common stock will trade on the OTC BB under the new trading symbol WRPT. Also in connection with the name change, the CUSIP number for the Registrant's Common was changed to 93464M105.

         On September 3, 2002, the Registrant issued a press release announcing the Merger, name change and new trading symbol. A copy of that press release is attached hereto as Exhibit 99.1.

         Certain of the statements contained herein are forward-looking statements within the

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

meaning of the Private Securities Litigation Reform Act. Such statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those included in the forward-looking statements. These statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this release. The Registrant undertakes no obligation to update any forward-looking statements.

Item 7.  Financial Statement and Exhibits.

         (a) Financial Statements of the Business Acquired

         Not Applicable.

         (b) Pro Forma Financial Information

         Not Applicable.

         (c) Exhibits.

         The following Exhibits are hereby filed as part of this Current Report on Form 8-K:

Exhibit           Description
-------           -----------

3.5 # The form of the Articles of Merger of Abbott Mines Limited and WARP Technology Holdings, Inc.

16.1 #            Letter from Williams & Webster, P.S.

99.1 #            Press release of the Registrant dated September 3, 2002.
----------------

#  Filed herewith



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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, WARP Technology Holdings, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   September 3, 2002

                                       WARP TECHNOLOGY HOLDINGS, INC.


                                       By: /s/ Karl Douglas
                                           -----------------------------------
                                           Karl Douglas, CEO and President





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

                                  EXHIBIT INDEX

The following Exhibits are filed herewith:

Exhibit           Description
-------           -----------

3.5 The form of the Articles of Merger of Abbott Mines Limited and WARP Technology Holdings, Inc.

16.1              Letter from Williams & Webster, P.S.

99.1              Press release of the Registrant dated September 3, 2002.






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